                                                                 Conformed Copy

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC Bank USA
               (Exact name of trustee as specified in its charter)

          New York                                      13-2774727
          (Jurisdiction of incorporation                (I.R.S. Employer
          or organization if not a U.S.                 Identification No.)
          national bank)

          452 Fifth Avenue, New York, NY                10018-2706
          (212) 525-5600                                (Zip Code)
          (Address of principal executive offices)

                               Warren L. Tischler
                              Senior Vice President
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                             AMC ENTERTAINMENT INC.
               (Exact name of obligor as specified in its charter)

          Missouri                                43-1304369
          (State or other jurisdiction            (I.R.S. Employer
          of incorporation or organization)       Identification No.)

          106 West 14th Street                    64105-1977
          Kansas City, Missouri                   (Zip Code)
          (Address of principal executive offices)


            9 7/8% Senior Subordinated Notes due 2012
                  (Title of Indenture Securities)

                                   General

Item 1. GENERAL INFORMATION.

              Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervisory authority to which it is subject.

              State of New York Banking Department.

              Federal Deposit Insurance Corporation, Washington, D.C.

              Board of Governors of the Federal Reserve System,
              Washington, D.C.

      (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2. AFFILIATIONS WITH OBLIGOR.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None

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Item 16. LIST OF EXHIBITS

EXHIBIT

T1A(i)                 (1) Copy of the Organization Certificate of HSBC
                           Bank USA.

T1A(ii)                (1) Certificate of the State of New York Banking
                           Department dated December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)                   Not applicable.

T1A(iv)                (1) Copy of the existing By-Laws of HSBC Bank USA
                           as adopted on January 20, 1994 as amended on October 23, 1997.

T1A(v)                     Not applicable.

T1A(vi)                (2) Consent of HSBC Bank USA required by Section
                           321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (September 30, 2001), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                  Not applicable.

T1A(ix)                    Not applicable.


(1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

(2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

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                           SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 12th day of March, 2002.



                                               HSBC BANK USA


                                               By: /s/ Herawattee Alli
                                                  -----------------------
                                                  Herawattee Alli
                                                  Corporate Trust Officer

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
                                                                         EXHIBIT T1A (vii)

                                                             Board of Governors of the
                                                             Federal Reserve System
                                                             OMB Number: 7100-0036
                                                             Federal Deposit Insurance
                                                             Corporation
                                                             OMB Number: 3064-0052
                                                             Office of the Comptroller of
                                                             the Currency
                                                             OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL           Expires March 31, 2004

                                                             Please refer to page i,
                                                             Table of Contents, for
                                                             the required disclosure
                                                             of estimated burden.


CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031



REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2001           (19980930)
                                                             -----------
                                                             (RCRI 9999)



This report is required by law; 12 U.S.C. SECTION 324        This report form is to be filed by banks with
(State member banks); 12 U.S.C. SECTION 1817 (State          branches and consolidated subsidiaries in U.S.
nonmember banks); and 12 U.S.C. SECTION 161 (National        territories and possessions, Edge or Agreement
banks).                                                      subsidiaries, foreign branches, consolidated foreign
                                                             subsidiaries, or International Banking Facilities.

NOTE: The Reports of Condition and Income must be            The Reports of Condition and Income are to be
signed by an authorized officer and the Report of            prepared in accordance with Federal regulatory
Condition must be attested to by not less than two           authority instructions.
directors (trustees) for State nonmember banks and
three directors for State member and National Banks.         We, the undersigned directors (trustees), attest to
                                                             the correctness of this Report of Condition
I, Gerald A. Ronning, Executive VP & Controller              (including the supporting schedules) and declare
Name and Title of Officer Authorized to Sign                 that it has been examined by us and to the best of
Report                                                       our knowledge and belief has been prepared in
                                                             conformance with the instructions issued by the
Of the named bank do hereby declare that these               appropriate Federal regulatory authority and is true
Reports of Condition and Income (including the               and correct.
supporting schedules) have been prepared in
conformance with the instructions issued by the
appropriate Federal regulatory authority and are
true to the best of my knowledge and believe.                   /s/ Youssef Nasr
                                                             --------------------------------------------------
                                                             Director (Trustee)

   /s/ Gerald A. Ronning                                        /s/ Bernard J. Kennedy
-----------------------------------------------------        --------------------------------------------------
Signature of Officer Authorized to Sign Report               Director (Trustee)

                                                                /s/ Sal H. Alfieri
                                                             --------------------------------------------------
                                                             Director (Trustee)
             11/13/01
-----------------------------------------------------
Date of Signature


---------------------------------------------------------------------------------------------------------------


 SUBMISSION OF REPORTS

 Each Bank must prepare its Reports of Condition and         For electronic filing assistance, contact EDS Call
 Income either:                                              report Services, 2150 N. Prospect Ave., Milwaukee,
                                                             WI 53202, telephone (800) 255-1571.
 (a) in electronic form and then file the
     computer data file directly with the banking            To fulfill the signature and attestation requirement
     agencies' collection agent, Electronic Data             for the Reports of Condition and Income for this
     System Corporation (EDS), by modem or computer          report date, attach this signature page to the
     diskette; or                                            hard-copy of the completed report that the bank
                                                             places in its files.
 (b) in hard-copy (paper) form and arrange for
     another party to convert the paper report to
     automated for. That party (if other than EDS) must
     transmit the bank's computer data file to EDS.


---------------------------------------------------------------------------------------------------------------

FDIC Certificate Number     0  0   5   8  9
---------------------------------------------
                             (RCRI 9030)


http://WWW.BANKING.US.HSBC.COM                             HSBC Bank USA
---------------------------------------------------------  ----------------------------------------------------
   Primary Internet Web Address of Bank (Home Page),       Legal Title of Bank (TEXT 9010)
   if any (TEXT 4087)
   (Example: www.examplebank.com)                          Buffalo
                                                           ----------------------------------------------------
                                                           City (TEXT 9130)

                                                           N.Y.                                14203
                                                           ----------------------------------------------------
                                                           State Abbrev. (TEXT 9200)     ZIP Code (TEXT 9220)

    Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the
                                          Comptroller of the Currency


                           REPORT OF CONDITION

Consolidated domestic subsidiaries

  HSBC Bank USA                  of Buffalo
  ---------------------------------------------
  Name of Bank                      City

in the state of New York, at the close of business September 30, 2001



ASSETS                                                                                       Thousands of dollars
Cash and balances due from depository institutions:
                                                                                             -------------------
   Non-interest-bearing balances currency and coin                                                  $ 2,076,815
---------------------------------------------------------------------------------------------
   Interest-bearing balances                                                                          3,538,811
---------------------------------------------------------------------------------------------
   Held-to-maturity securities                                                                        4,326,937
---------------------------------------------------------------------------------------------
   Available-for-sale securities                                                                     13,928,573
---------------------------------------------------------------------------------------------
   Federal funds sold and securities purchased under agreements to resell                             3,360,544
----------------------------------------------------------------------------------------------------------------
Loans and lease financing receivables:
                                                                                             -------------------
   Loans and leases held for sale                                                                   $ 2,692,063
--------------------------------------------------------------------------                   -------------------
                                                                          -------------------
   Loans and leases net of unearned income                                      $ 40,083,134
--------------------------------------------------------------------------
                                                                          -------------------
   LESS: Allowance for loan and lease losses                                         514,152
---------------------------------------------------------------------------------------------
                                                                                             -------------------
   Loans and lease, net of unearned income, allowance, and reserve                                 $ 39,568,982
---------------------------------------------------------------------------------------------
   Trading assets                                                                                     8,560,359
---------------------------------------------------------------------------------------------
   Premises and fixed assets                                                                            790,000
---------------------------------------------------------------------------------------------
Other real estate owned                                                                                  16,302
---------------------------------------------------------------------------------------------
Investments in unconsolidated subsidiaries                                                              239,678
---------------------------------------------------------------------------------------------
Customers' liability to this bank on acceptances outstanding                                            105,958
---------------------------------------------------------------------------------------------
Intangible assets: Goodwill                                                                           2,273,993
---------------------------------------------------------------------------------------------
Intangible assets: Other intangible assets                                                              328,866
---------------------------------------------------------------------------------------------
Other assets                                                                                          2,913,433
---------------------------------------------------------------------------------------------
Total assets                                                                                         84,721,314
----------------------------------------------------------------------------------------------------------------


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

LIABILITIES
Deposits:
                                                                                             -------------------
   In domestic offices                                                                               36,862,579
                                                                                             -------------------
---------------------------------------------------------------------------------------------
   Non-interest-bearing                                                            4,595,441
--------------------------------------------------------------------------
   Interest-bearing                                                               32,267,138
----------------------------------------------------------------------------------------------------------------
In foreign offices                                                                                   20,975,215
----------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                              334,236
--------------------------------------------------------------------------
   Interest-bearing                                                               20,640,979
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase                            1,939,148
----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Trading Liabilities                                                                                   4,048,651
---------------------------------------------------------------------------------------------
Other borrowed money                                                                                  7,823,352
---------------------------------------------------------------------------------------------
Bank's liability on acceptances                                                                         105,958
---------------------------------------------------------------------------------------------
Subordinated notes and debentures                                                                     1,539,985
---------------------------------------------------------------------------------------------
Other liabilities                                                                                     4,435,368
----------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                    77,730,256
----------------------------------------------------------------------------------------------------------------
Minority Interests in consolidated Subsidiaries                                                             172
----------------------------------------------------------------------------------------------------------------

EQUITY CAPITAL
----------------------------------------------------------------------------------------------------------------
Perpetual preferred stock and related surplus                                                                 -
---------------------------------------------------------------------------------------------
Common Stock                                                                                            205,000
---------------------------------------------------------------------------------------------
Surplus                                                                                               6,427,110
---------------------------------------------------------------------------------------------
Retained earnings                                                                                       315,433
---------------------------------------------------------------------------------------------
Accumulated other comprehensive income                                                                   38,451
---------------------------------------------------------------------------------------------
Other equity capital components                                                                               -
---------------------------------------------------------------------------------------------
Total equity capital                                                                                  6,990,886
---------------------------------------------------------------------------------------------
Total liabilities, minority interests and equity capital                                             84,721,314
----------------------------------------------------------------------------------------------------------------
